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                                                                    Exhibit 23.3
                               ARTHUR ANDERSEN LLP
                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into ContiFinancial Corporation's previously filed Registration Statements, File No. 333-33783 and 333-01370.



                                               /s/ Arthur Andersen LLP



June 26, 1998